Exhibit 10.5
                                    GUARANTY

                THIS GUARANTY (this "Guaranty"), dated as of March 2, 1999 is executed by each of the undersigned (each such entity and each entity which hereafter executes and delivers a Subsidiary Joinder in substantially the form of Attachment 1 hereto to be referred to herein as a "Guarantor"), in favor of GATX CAPITAL CORPORATION (the "Lender").

                                    RECITALS
                                    --------
       A. Pursuant to a Loan Agreement dated as of March 2, 1999 (as amended from time to time, the "Loan Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore"), the subsidiaries of Chadmoore party thereto (collectively, the "Subsidiaries," and together with Chadmoore, the "Borrowers," and each, a "Borrower") and Lender, Lender has agreed to extend Loans to Borrower upon the terms and subject to the conditions set forth therein.

       B. The Lender's obligation to extend Loans to Borrowers under the Loan Agreement is subject, among other conditions, to receipt by Lender of this Guaranty duly executed by each of the undersigned Guarantors.

       C. Each of the Subsidiaries of Chadmoore expects to derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

                                   AGREEMENT
                                   ---------

                NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor and the Lender hereby agree as follows:

1.  Definitions and Interpretation
    ------------------------------

       (a)Definition. When used in this Guaranty, the following terms shall have the following respective meanings:

       "Adjusted Maximum Guaranty Amount" shall mean, with respect to any Guarantor, the maximum liability of such Guarantor under this Guaranty, limited to the extent provided in Section 2(d) hereof (except that, for purposes of calculating the Adjusted Maximum Guaranty Amount of a Guarantor only, any assets or liabilities of such Guarantor arising under Section 8 hereof shall be ignored).

       "Aggregate Guaranty Payments" shall mean, with respect to any Guarantor at any time, the aggregate net amount of all payments made by such Guarantor under this Guaranty (including, without limitation, under Section 8 hereof) at or prior to such time.

       "Borrower" shall have the meaning given to that term in Recital A hereof.

       "Disallowed Post-Commencement Interest and Expenses" shall mean interest computed at the rate provided in the Loan Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Operative Documents accruing or claimed at any time after the commencement of any Insolvency

Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against any Borrower in such Insolvency Proceeding.

       "Fair Share" shall mean, with respect to any Guarantor at any time, an amount equal to (i) a fraction, the numerator of which is the Adjusted Maximum Guaranty Amount of such Guarantor and the denominator of which is the aggregate Adjusted Maximum Guaranty Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid by all Funding Guarantors under this Guaranty at or prior to such time.

       "Fair Share Shortfall" shall mean, with respect to any Guarantor at any time, the amount, if any, by which the Fair Share of such Guarantor at such time exceeds the Aggregate Guaranty Payments of such Guarantor at such time.

       "Funding Guarantor" shall have the meaning given to that term in
Section 8 hereof.

       "Guaranteed Obligations" shall mean the Obligations.

       "Guarantor" shall have the meaning given to that term in the introductory paragraph hereof.

       "Insolvency Proceeding" shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to any Borrower or any Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

       "Lender" shall have the meaning given to that term in the introductory paragraph hereof.

       "Loan Agreement" shall have the meaning given to that term in Recital A hereof

       "Subordinated Obligations" shall have the meaning given to that term in
Section 6 hereof.

       "Subsidiary Joinder" shall mean an agreement substantially in the form of Attachment 1 hereto. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement.

       (b) Other Interpretive Provisions. The rules of construction set forth in Section 1.02-1.06 of the Loan Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Each Guarantor acknowledges receipt of copies of the Loan Agreement and the other Operative Documents.


2.  Guaranty
    --------

       (a)Payment Guaranty Each Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to any Borrower is commenced, each Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Lender, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Operative Documents, whether or not such obligations are then due and payable by any Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

       (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Lender to extend credit to any Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

       (c) Independent Obligation. The liability of each Guarantor hereunder is independent of the Guaranteed Obligations and of the obligations of each other Guarantor hereunder, and a separate action or actions may be brought and prosecuted against each Guarantor irrespective of whether action is brought against any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations or whether any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

       (d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.


       (e) Termination. Notwithstanding any termination of this Guaranty in accordance with Section 6 hereof, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Lender after receipt.

3.  [Intentionally Deleted]

4.  Covenants.
    ---------
       Until all obligations of Lender to extend credit to Borrowers have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, each Guarantor shall comply with the following covenants:

       (a) Financial Statements, Reports, Etc. Such Guarantor shall furnish to Lender such Financial Statements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of such Guarantor or its Subsidiaries, and compliance by each Borrower and such Guarantor with the terms of the Operative Documents as Lender may from time to time reasonably request.

       (b) Inspections. Such Guarantor and its Subsidiaries shall permit any Person designated by Lender, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of such Guarantor and its Subsidiaries, to examine the books and records of such Guarantor and its Subsidiaries and make copies thereof and to discuss the affairs, finances and accounts of such Guarantor and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Lender may reasonably request.

       (c) Insurance. Such Guarantor and its Subsidiaries shall maintain the insurance required to be maintained under the Loan Agreement.

       (d) Governmental Charges and Other Indebtedness. To the extent failure to do so could have a Material Adverse Effect, such Guarantor and its Subsidiaries shall promptly pay and discharge all taxes and other charges imposed by any Government Authority upon such Guarantor or its Subsidiaries or their property as and when they become due.

       (e) General Business Operations. To the extent failure to do so could have a Material Adverse Effect, such Guarantor and its Subsidiaries shall (i) maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business and (ii) comply with any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person and any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound.

5.  Authorizations, Waivers, Etc.
    ----------------------------

       (a) Authorizations. Each Guarantor authorizes Lender, in their discretion, without notice to such Guarantor, irrespective of any change in the financial condition of any Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

                (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Operative Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

                (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

                (iii) Otherwise exercise any right or remedy they may have against any Borrower, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

                (iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

                (v) Assign the Guaranteed Obligations, this Guaranty or the other Operative Documents in whole or in part to the extent provided in the Loan Agreement and the other Operative Documents.

       (b) Waivers. Each Guarantor hereby waives:

                (i)Any right to require Lender to (A) proceed against any Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from any Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of any Borrower, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Lender's power whatsoever;

                (ii)Any defense arising by reason of the application by any Borrower of the proceeds of any borrowing;

                (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against any Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Lender to foreclose upon security by nonjudicial sale, or otherwise;

(iv)  Any setoff or
counterclaim of any Borrower or any defense which results from any disability or other defense of any Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of any Borrower (including, without limitation, the lack of validity or enforceability of any of the Operative Documents);

                (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

                (vi) Until all obligations of Lender to extend credit to any Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Lender or any other Person now has or may hereafter have against any Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Lender or any other Person on account of the Guaranteed Obligations;

                (vii) All presentments, demands for performance, notices of nonperformance, notices delivered under the Operative Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

                (viii) The benefit of any statute of limitations to the extent permitted by law;

                (ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

                (x) Any right to be informed by Lender of the financial condition of any Borrower, any other Guarantor or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

                (xi) Until all obligations of Lender to extend credit to any Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right to revoke this Guaranty;

                (xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

                (xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

                (xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

Without limiting the scope of any of the foregoing provisions of this Section 5, each Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against any Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses such Guarantor may have by reason of protection afforded to any Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

       (c) Financial Condition of Borrower, Etc. Each Guarantor is fully aware of the financial condition and affairs of each Borrower. Each Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning each Borrower furnished to such Guarantor by Lender and has, independently and without reliance on Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of each Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Each Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of each Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

6.  Subordination.
    -------------
       Each Guarantor hereby subordinates any and all debts, liabilities and obligations owed to such Guarantor by each Borrower or any Subsidiary of such Borrower (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Section 6.

       (a) Prohibited Payments, Etc. Until the occurrence of a Default or an Event of Default or any default by any Guarantor hereunder, each Guarantor and its Subsidiaries may receive regularly scheduled payments from Borrowers on account of Subordinated Obligations. After the occurrence and during the continuance of any Default or Event of Default or any default by any Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to any Borrower, however, unless Lender otherwise requests, no Guarantor shall, nor shall it permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

       (b) Prior Payment of Guaranteed Obligation. In any Insolvency Proceeding relating to any Borrower, each Guarantor agrees that Lender shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) before such Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.


       (c) Turn-Over. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to any Borrower, each Guarantor and its Subsidiaries shall, if Lender so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Lender and deliver such payments to Lender on account of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

       (d) Lender Authorization. After the occurrence and during the continuance of any Default or Event of Default or any default by a Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to any Borrower, Lender is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor and its Subsidiaries, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Lender for application to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses).

7.  General Pledge; Setoff.
    ----------------------

       (a) Pledge. In addition to all liens upon and rights of setoff against the property of any Guarantor given to Lender by law or separate agreement to secure the liabilities of any Guarantor hereunder, to the extent permitted by law, each Guarantor hereby grants to Lender, as security for such Guarantor's obligations hereunder, a security interest in all monies, securities and other property of such Guarantor now or hereafter in the possession of Lender; and Lender shall have all rights and remedies of a secured party with respect to such property.


       (b) Setoff. In addition to any rights and remedies of Lender provided by law, Lender shall have the right, without prior notice to any Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations any amount owing from Lender to such Guarantor.

       (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

8.  Contribution among Guarantors.
    -----------------------------
       The Guarantors desire to allocate among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by any Guarantor under this Guaranty. Accordingly, if any payment is made by any Guarantor under this Guaranty (a "Funding Guarantor"') that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Guaranty Payments to equal its Fair Share. The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among the Guarantors set forth in this
Section 8 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty or the amount of the Guaranteed Obligations.

9.  Miscellaneous.
    -------------

       (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Guarantor or Lender under this Guaranty or the other Operative Documents to which a Guarantor is a party shall be in writing and fixed, mailed or delivered, if to a Guarantor c/o Chadmoore or Lender, at its respective facsimile number or address set forth below or in the respective Subsidiary Joinder for such Guarantor (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
(iii) when delivered by hand, upon delivery; and (iv)when faxed, upon confirmation of receipt.

Guarantor:                    [Guarantor]
                              c/o Chadmoore Wireless Group, Inc.
                              2875 East Patrick Lane
                              Las Vegas, Nevada  89120
                              Attention:
                              Facsimile:
                              Telephone:

Lender                        GATX CAPITAL CORPORATION
                              Four Embarcadero Center
                              Suite 2200
                              San Francisco, CA 94111
                              Attention:  Contract Administration
                              Telephone: (415) 955-3200
                              Facsimile: (415)  955-3493

       (b) Payments. Each Guarantor shall make all payments required hereunder to Lender, or its order, at Lender's office located at the address set forth in
Section 9(a) hereof, or at such other office as Lender may designate, on demand, in U.S. dollars. If any amounts required to be paid by a Guarantor under this Guaranty are not paid when due, such Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Default Rate.

       (c) Expenses. Each Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Lender's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, any other Guarantor, Borrower or any of their Affiliates). Notwithstanding anything contained in this Section 9(c), the Guarantors obligation to reimburse Lender for fees and expenses incurred by Lender in connection with the preparation, execution and delivery of this Guaranty shall be limited by any cap or limitation set forth in Section 10.03 of the Loan Agreement.

       (d) Waivers, Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Guarantor and Lender to the extent permitted pursuant to Section 10.01 of the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

       (e) Assignment. This Guaranty shall be binding upon and inure to the benefit of Lender, the Guarantors and their respective successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Lender, and, provided, further, that Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

       (f) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Guaranty shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, the Loan Agreement, any other Operative Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. Each Guarantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

       (e) Payments Free of Taxes, Etc. All payments made by each Guarantor under this Guaranty shall be made by each Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, each Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Lender, hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Guaranty. Upon request by Lender, each Guarantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

       (h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

       (i) Joint and Several Obligation. The obligations of the Guarantors under this Guaranty are joint and several obligations of each Guarantor and may be freely enforced against each Guarantor, for the full amount of the Guaranteed Obligations, without regard to whether enforcement is sought or available against any other Guarantor.

       (j) Governing Law. This Guaranty and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California (without reference to its choice of laws provisions).

       (k) Jury Trial. EACH GUARANTOR AND LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

       (l) Limitation of Liability. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST LENDER OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF LENDER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH GUARANTOR

HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

       IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                                                  CHADMOORE WIRELESS GROUP, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  CEO
                                                        ------------------------

                                                  CHADMOORE COMMUNICATIONS, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT TANNER, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT BEACON HILL, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT OF NEVADA, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  CMRS SYSTEMS, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                           CHADMOORE CONSTRUCTION SERVICES, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                     CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                             PTT COMMUNICATIONS OF RICHMOND, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT MAPLE, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                           PTT COMMUNICATIONS OF HUNTSVILLE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT BURTON, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                           PTT COMMUNICATIONS OF FORT WAYNE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                              PTT COMMUNICATIONS OF ROANOKE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT TRISTAN, INC.

                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                               PTT COMMUNICATIONS OF AUSTIN, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                         PTT COMMUNICATIONS OF JACKSONVILLE, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                       PTT COMMUNICATIONS OF VIRGINIA BEACH, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                                  PTT ROSELAND, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT ARTINA, INC.

                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT FRANKLIN, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  PTT CHACO, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                                  800 SMR NETWORK, INC.



                                                  By: /s/Robert W. Moore
                                                     ---------------------------
                                                  Name:  Robert W. Moore
                                                       -------------------------
                                                  Title:  President
                                                        ------------------------

                                       PTT COMMUNICATIONS OF BATON ROUGE LIMITED



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                         PTT COMMUNICATIONS OF LAKE CHARLES, LLC

                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                             PTT COMMUNICATIONS OF BAY CITY, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                             PTT COMMUNICATIONS OF ROCKFORD, LLC



                                                  By: /s/Jan Zwaik
                                                     ---------------------------
                                                  Name:  Jan Zwaik
                                                       -------------------------
                                                  Title:  Manager
                                                        ------------------------

                                  ATTACHMENT 1
                                  ------------

                               SUBSIDIARY JOINDER
                               ------------------

       THIS SUBSIDIARY JOINDER (this "Agreement"), dated as of           ,     ,
is executed by [NEW SUBSIDIARY], a               [corporation] [partnership]
[etc.] ("New Subsidiary"), in favor of GATX CAPITAL CORPORATION (the "Lender").

                                    RECITALS
                                    --------

       A. Pursuant to a Loan Agreement dated as of March 2, 1999 (as amended from time to time, the "Loan Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore"), the subsidiaries of Chadmoore party thereto (collectively, the "Subsidiaries," and together with Chadmoore, the "Borrowers," and each a "Borrower") and Lender, Lender has agreed to extend Loans to Borrower upon the terms and subject to the conditions set forth therein.

       B. The Lender's obligation to extend the loans to Borrowers under the Loan Agreement is subject, among other conditions, to receipt by Lender of a Guaranty, dated as of March 2, 1999 (the "Guaranty"), duly executed by each Subsidiary of Borrower and a Security Agreement, dated as of March 2, 1999 (the "Security Agreement") duly executed by each Subsidiary of Borrower.

       C. New Subsidiary is a new Subsidiary of Borrower and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

                                   AGREEMENT
                                   ---------

       NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Lender, as follows:

       1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Guaranty shall have the respective meanings given to those terms in the Guaranty. New Subsidiary acknowledges receipt of copies of the Guaranty, the Security Agreement, the Loan Agreement and the other Operative Documents.

       2. Representations and Warranties. On and as of the date of this Agreement (the "Effective Date") and for the benefit of the Lender, New Subsidiary hereby makes each of the representations and warranties made by each Guarantor in the Guaranty.

       3. Agreement to be Bound. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Guarantor under the Guaranty and a Grantor under the Security Agreement and shall be bound by all the provisions of the Guaranty and the Security Agreement to the same extent as if New Subsidiary had executed the Guaranty on the Closing Date.

       4. Waiver. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Guaranty and the Security Agreement and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Guaranty and the Security Agreement.

       5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

       IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                             [NEW SUBSIDIARY]


                                        By:
                                           ---------------------------
                                        Name:
                                             -------------------------
                                        Title:
                                              ------------------------



Address:

[---------------------------------]
[---------------------------------]
[---------------------------------]
Attn:
     -----------------------------
Telephone:
          ------------------------
Facsimile:
          ------------------------



















                                      -2-